August 31, 2021

BNY MELLON INVESTMENT FUNDS I

- BNY Mellon Diversified Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second and third paragraphs in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of Julianne McHugh. Ms. McHugh has been a primary portfolio manager of the fund since November 2015, and is a managing director and a senior portfolio manager on the Active Equity team at Mellon.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of the Multi-Factor Equity portfolio management team at Mellon. The team members who are jointly and primarily responsible for managing this portion of the fund's portfolio are Peter D. Goslin, CFA and Syed A. Zamil, CFA. Messrs. Goslin and Zamil have been primary portfolio managers of the fund since January 2014 and March 2017, respectively. Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team. Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon.

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The following information supersedes and replaces the information in the fourth and fifth paragraph in the section "Fund Details – Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of Julianne McHugh. Ms. McHugh has been a primary portfolio manager of the fund since November 2015, and is a managing director and a senior portfolio manager on the Active Equity team at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 2004.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of the Multi-Factor Equity portfolio management team at Mellon. The team members who are jointly and primarily responsible for managing this portion of the fund's portfolio are Peter D. Goslin, CFA and Syed A. Zamil, CFA. Messrs. Goslin and Zamil have been primary portfolio managers of the fund since January 2014 and March 2017, respectively. Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team. He has been employed by Mellon or a predecessor company of Mellon since 1999. Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since October 2015.

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